UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (due of earliest event reported) October 16, 2006

                         Commission file number: 0-29346

                                   FRMO CORP.
             (Exact name of registrant as specified in its charter)

            Delaware                                     13-3754422
(State or other jurisdiction of                       (I.R.S. Employer
 incorporation or organization)                      Identification No)

  320 Manville Road, Pleasantville, NY                     10570
(Address of Principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (914) 632-6730

Item 8.0 Other Events

Proposed Stock Dividend

On September 28, 2006 the Registrant's wholly-owned subsidiary, Fromex Equity Corp. ("Fromex") filed a Registration Statement (Form 10) to register Fromex's Common Stock, par value $.01 per share ("Common Stock") pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act.") The Registrant filed a Current Report (Form 8-K) on October 3, 2006 to inform its shareholders of the Form 10 filing and where it may be reviewed on the Commission's website.

Pursuant to Section 12(g) of the Exchange Act, Fromex's Registration Statement will become effective sixty days after filing with the Commission or within such shorter period as the Commission may direct. The 60th day is Monday November 27, 2006. In view of this estimated timetable the Board of Directors of the Registrant has fixed a record date of the close of business on December 8, 2006 for the distribution to Registrant's shareholders of one (1) share of Fromex Common Stock for each fifty (50) shares of the Registrant's common stock then outstanding. The issuance of the stock dividend is scheduled to be made on December 28, 2006 and will amount to approximately 720,000 shares or 5% of the 14,400,000 shares of Fromex Common Stock owned by the Registrant.

Filing of Fromex's Quarterly Report

On October 16, 2006 Fromex filed with the Securities and Exchange Commission, Fromex's Second Quarter Report showing its Balance Sheet at August 31, 2006 and operations for the three and six month periods ended August 31, 2006 (Form 10-QSB). This Report may be viewed on the Commission's website (www.sec.gov) under the Filings and Forms (EDGAR) section. The unaudited summary Balance Sheet of Fromex at August 31, 2006 shows:

Assets
  Cash and cash equivalents                                         $1,073,611
  Accounts receivable from parent                                      137,009
  Intangible assets, net of accumulated
       amortization                                                    231,667
                                                                    ----------

Total Assets                                                        $1,442,287
                                                                    ==========

Liabilities                                                         $  118,800
                                                                    ----------

Stockholder's Equity
  Common stock - $.01 par value
  Issued and outstanding owned
       by FRMO Corp. - 14,400,000 shares                            $  144,000
  Capital in excess of par value                                     1,009,375
  Retained earnings                                                    170,112
                                                                    ----------
Total stockholder's equity                                           1,323,487
                                                                    ----------

Total liabilities and stockholders' equity                          $1,442,287
                                                                    ==========

       Fromex's summary Statements of Income from its FRMO 10 Registration Statement and Form 10-QSB for the periods ended August 31, 2006 show:

                                       Period August 31,         Three Months             Six Months
                                      2005 (Inception) to        Ended May 31,         Ended August 31,
                                       February 28, 2006             2006                    2006
                                           (Audited)              (Unaudited)             (Unaudited)
                                     --------------------    --------------------    --------------------
Total Revenue                        $            117,013    $            162,073    $            299,082
Total Costs and expenses                           52,959                  33,251                  66,560
                                     --------------------    --------------------    --------------------
  Income from operations                           64,054                 128,822                 232,522
  Interest Income                                   1,316                   1,376                   7,131
  Income before provision                              --                      --                      --
    for income taxes                               65,370                 130,198                 239,653
Provision for income taxes                        (23,000)                (59,300)               (111,911)
                                     --------------------    --------------------    --------------------
Net Income                           $             42,370    $             70,898    $            127,742
                                     ====================    ====================    ====================


Earnings per share -
  primary and fully diluted:
Shares of common stock outstanding             14,400,000              14,400,000              14,400,000
Net income per share                 $              0.003    $              0.005    $              0.009


      The following Notes to Financial Statements in the Fromex 10-QSB Report for the quarterly period ended August 31, 2006 (unaudited) relate to the organization and proposed spin-off of Fromex Common Stock (Note 1) and the basis of the presentation of Fromex's financial statements (Note 2), which include disclosures relating to FRMO Corp. (the Registrant and parent of Fromex).

1.    Organization of the Company

Fromex Equity Corp. (the "Company" or "Fromex") was incorporated in the State of Delaware on August 31, 2005 as a wholly owned subsidiary of FRMO Corp. ("FRMO"). Fromex has a fiscal year ending on the last day of February, as does its parent company FRMO. As of February 28, 2006 Fromex had 14,400,000 shares of common stock, par value $.01 per share, issued and outstanding all of which are owned by FRMO, for which it paid $144,000 and contributed $700,000 to Fromex's paid in capital.

Spin-off of Fromex

On August 31, 2005, FRMO filed Form 8-K with the Securities and Exchange Commission disclosing the formation of Fromex and the intended distribution to FRMO shareholders of 5% of the Fromex shares. In subsequent Form 8-K information filings it was announced that the timing and precise form of the spin-off would be postponed until a better procedure was identified for resolving the problem created by the new accounting rule (EITF 03-16). That rule, which was effective from and after September 1, 2004, mandated a change in the accounting policy for reporting revenue from FRMO's 8.4% interest in Kinetics' Advisers, LLC ("Kinetics") from the cost (cash) method to the equity (accrual) method, as reported in FRMO's Form 8-K dated June 16, 2005. For a variety of reasons, including the Kinetics practice, as a private company, of using the cash-basis method of accounting and the difficulty of securing audited and accrual-basis financial statements suitable for a public reporting company, FRMO could not itself report accrual-basis financial statements.

On December 9, 2005 the Board of Directors of FRMO authorized the preparation of the Form 10 Registration Statement for the shares of common stock of Fromex pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). Said Registration Statement was filed with the Securities and Exchange Commission on September 28, 2006. The Board of Directors of FRMO has adopted resolutions to distribute, [20] business days after the date on which this Registration Statement becomes effective, to its shareholders as of the close of business on [December 8, 2006] or such later date as may be determined based on said effective date (the "record date"), one share of Fromex common stock for each 50 shares of FRMO common stock then outstanding. FRMO has 36,137,774 shares of common stock presently outstanding which means that approximately 720,000 shares of Fromex common stock (taking into consideration the payment of cash for fractional shares) will be distributed, representing 5% of the 14,400,000 shares of Fromex issued and outstanding.

2.    Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with Regulation S-B promulgated by the Securities and Exchange Commission. Accordingly they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, the accompanying unaudited financial statements contain all adjustments (consisting only of normal recurring items) necessary to present fairly the financial position as of August 31, 2006; results of operations for the six months and three months ended August 31, 2006; and cash flows for the six months ended August 31, 2006. For further information, refer to the Company's financial statements and notes thereto included in the Company's Form 10 for the year ended February 28, 2006. The balance sheet was derived from the audited financial statements as of that date. Results of operations for interim periods are not necessarily indicative of annual results of operations.

Effective December 1, 2005, Fromex entered into a contract with FRMO to perform consulting and management services to FRMO for which FRMO has agreed to pay Fromex ten (10%) percent of the cash receipts which FRMO receives from its customers during the term of the agreement (The "Consulting Agreement"). The term of the Consulting Agreement is from December 1, 2005 until February 28, 2007 and for each twelve (12) month period thereafter unless terminated or amended by an instrument in writing signed by both parties on or before January 15 preceding the end of a respective term.

Fromex's services include the administrative aspect of FRMO's business activities such as operations, bookkeeping, personnel responsibilities and periodic consulting with the FRMO's chief financial officer, but do not include the research, business development activities or the services rendered by FRMO itself to its customers, which produce FRMO's cash receipts. FRMO shall pay to Fromex as its compensation an amount equal to 10% of total cash receipts that FRMO receives from its customers during the term of the Consulting Agreement. Said compensation is based only on the money received by FRMO in each three (3) month period beginning December 1, 2005 and shall not include a percentage of any receivable or accrual until the amount is actually received by FRMO. The payment of such compensation shall be made on or before the close of the month following the end of said three month period.

The first accounting period is the three months which commenced December 1, 2005 and ended February 28, 2006, for which Fromex received $117,013 on March 24, 2006 based on the following cash receipts of FRMO in that quarterly period. In addition the FRMO cash receipts in the first six months of Fromex's current fiscal year, namely from March 1, 2006 to August 31, 2006 were as set forth below:

FRMO's Cash Receipts From:        12/1/05 - 2/28/06     3/1/06 - 8/31/06
---------------------------      -------------------   -------------------
Kinetics Advisers' Hedge Funds   $           959,311   $         1,825,505
Kinetics Paradigm Mutual Fund                174,332               695,767
Sub - Advisory Fees                                0               317,935
Other Fees                                    36,491               151,617
                                 -------------------   -------------------
         Total                   $         1,170,134   $         2,990,824
                                 ===================   ===================

10% payable to Fromex            $           117,013   $           299,082
                                 ===================   ===================

FRMO's cash receipts have been increasing in its last two fiscal years, which are set forth below to illustrate its growth, but past performance is no guaranty of future results:


FRMO's Cash Receipts From:        3/1/04 - 2/28/05      3/1/05 - 2/28/06
------------------------------   ------------------    ------------------
Kinetics Advisers' Hedge Funds   $          274,728    $        1,978,026
Kinetics Paradigm Mutual Fund               118,394               410,020
Sub-Advisory Fees                            (9,335)               74,770

Other Fees                                  134,308               142,925
                                 ------------------    ------------------

         Total                   $          518,095    $        2,605,741
                                 ==================    ==================

Fromex did not receive 10% of the cash receipts in those two fiscal years except for the last quarter of Fiscal February 28, 2006 as shown above.

The business of FRMO, on which Fromex receives its 10% of cash receipts, is as an intellectual capital firm. FRMO's research and business development activities focus on the analysis of public companies within a framework of identifying investment strategies and techniques that reduce risk. Its business includes the identification of assets, particularly in the early stages of the expression of their ultimate value, and the participation with them in ways that are calculated to increase the value of the interest of FRMO's shareholders. Such assets include, but are not limited to, those whose value and earnings are based on intellectual capital.

FRMO's fees derive from assets managed by other parties based on the research of the Horizon Research Group, directed by the same principals who are the officers of FRMO. The three programs significant to FRMO's fees are:

      (i) Kinetics Advisers' Hedge Funds. FRMO has an 8.4% equity interest, which it acquired for common stock, in Kinetics Advisers' LLC, which controls and provides investment advice to hedge funds which were small when FRMO acquired its interest but which have been expanding dramatically.

      (ii) Kinetics Paradigm Mutual Fund. FRMO acquired for its common stock 100% of the research fees to which Horizon Research Group is entitled from the open-end mutual fund Kinetics Paradigm Fund (trading symbol WWNPX). That fund was small when the acquisition was made but it has grown significantly based on its performance. Kinetics Paradigm Fund was assigned a five-star rating by Morningstar, Inc. in May 2003, the first time it became eligible for rating, and has continued to receive that highest Morningstar rating since May 2003 to date.

      (iii) Sub-Advisory Fees. On June 1, 2004, FRMO acquired for common stock a one-third interest in the Sub-Advisory Fee Revenue that Horizon Asset Management, Inc. receives in its sub-advisory program for a large investment firm. Under this program, Horizon Asset Management, Inc. provides investment advisory services to certain clients of the investment firm, its fees being calculated on the basis of assets under management.

FRMO's fees which are received under these three programs, and therefore Fromex's 10% share of the cash receipts therefrom, are based on the assets under management. The approximate net asset levels for these three programs at specific dates are presented below.


                                   Asset Levels in Millions (000,000 omitted)
                                 ---------------------------------------------
                                  December 31,    December 31,     August 31,
Program                               2004            2005            2006
-----------------------------    -------------   -------------   -------------
Kinetics Advisers' Hedge Funds   $         960          $l,600   $       2,241
Kinetics Paradigm Fund                     125             525           1,537
Sub-Advisory Program                       100             685           1,215
                                 -------------   -------------   -------------
         Total                   $       1,185   $       2,810   $       4,993
                                 =============   =============   =============

FRMO also receives other fees from three sources: from a consulting agreement with a hedge fund that pays FRMO for access to consultation with FRMO's officers, from a consulting agreement with a smaller investment firm and from a small interest in the subscription revenues of an investment research publication. These three sources of cash receipts have been small and are not expected to be significant in FRMO's future revenue stream.

Business Activities of the Company.

While the foregoing 10% interest of Fromex in FRMO's cash receipts constituted all of Fromex's revenue from inception on August 31, 2005 to August 31, 2006, future revenues are expected to be derived from Fromex's new business development activities, one of which has already been launched, and one which is in the planning stage.

      (i) Horizon Global Advisers, LLC is a registered United States investment adviser organized in Delaware ("Horizon Advisers") and acts as the investment manager for Horizon Global Advisers Fund, plc ("Horizon Fund") which has been established as an open-ended variable capital investment company incorporated with limited liability in Ireland. The Horizon Fund is constituted as an umbrella fund insofar as its share capital will be divided into different series of shares with each series of shares representing a separate portfolio of assets, and comprising a separate sub-fund (a "Fund") of the Horizon Fund. The first of said sub-funds, Horizon Opportunistic Value Fund, has been listed for trading on the Irish Stock Exchange. Horizon Advisers has commenced operations and managed over $81 million in assets as of August 31, 2006. It is anticipated that Horizon Advisers will receive management fees from Horizon Fund based on assets under management. FRMO owns 60% of Horizon Advisers and will receive 60% of the fees distributed by Horizon Advisers. FRMO transferred and assigned to Fromex for $250,000, a 66 2/3% revenue interest in those fees as and when received by FRMO in perpetuity. FRMO contributed the $250,000 to Fromex as additional paid-in-capital.

      (ii) Croupier Offshore Fund, Ltd. is the second new development in which Fromex hopes to participate (the ("Croupier Fund"). This is a hedge fund recently incorporated under the Companies Law of the Caymen Islands. Horizon Asset Management, Inc. ("Horizon Management") serves as the investment manager and is responsible for managing the portfolio of the Croupier Fund. The investment objective of this hedge fund is to achieve long-term capital appreciation.

Horizon Management is a New York corporation registered as an investment adviser with the SEC under the Advisers Act of 1940. Horizon Management has entered into a placement agreement with UOB Global Equity Sales, LLC, a New York limited liability company ("UOB Global Equity") to provide marketing services, investor relations and support services related to the Croupier Fund. UOB Global Equity is a registered broker-dealer and a member of the United Overseas Bank Group.

As of August 31, 2006 the Croupier Fund had a very modest amount of assets under management. Fromex is negotiating with Horizon Management to acquire a revenue interest in the net fees it will receive from the Croupier Fund. There is no assurance, however, as to when or if this will be accomplished.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                              FRMO CORP.
                                                    ----------------------------
                                                            (Registrant)


                                                 By        Steven Bregman
                                                    ----------------------------
                                                      Steven Bregman, President


Date:    October 23, 2006